Exhibit 10.4

AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

by and among

BANK OF AMERICA, N.A.,
as ABL Agent,

JPMORGAN CHASE BANK, N.A.
(AS SUCCESSOR IN INTEREST TO BEAR STEARNS CORPORATE LENDING INC.),
as First Lien Term Agent,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Lien Notes Agent

Dated as of April 16, 2020

  i

  ii

AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of April 16, 2020, by and among (a) BANK OF AMERICA, N.A. (in its individual capacity, “Bank of America”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the financial institutions party from time to time to the Original ABL Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “ABL Credit Agreement Lenders” and, together with affiliates thereof and certain other specified hedging parties, in their capacity as ABL Bank Products Affiliates or ABL Hedging Affiliates (in each case, as hereinafter defined), the “ABL Lenders”), (b) JPMORGAN CHASE BANK, N.A. (AS SUCCESSOR IN INTEREST TO BEAR STEARNS CORPORATE LENDING INC.) (in its individual capacity, “JPMorgan”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “First Lien Term Agent”) for the financial institutions party from time to time to the Original First Lien Term Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “First Lien Term Lenders”), and (c) WILMINGTON TRUST, NATIONAL ASSOCIATION (in its individual capacity, “Wilmington Trust”), in its capacity as collateral agent under the Original First Lien Indenture referred to below (together with its successors and assigns in such capacity, the “First Lien Notes Agent”) for the First Lien Notes Secured Parties (as defined below).

RECITALS

A.                  Pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 2, 2011 by and among Burlington Coat Factory Warehouse Corporation, as lead borrower (the “Lead Borrower” and, together with certain other Subsidiaries of the Lead Borrower specified in the Original ABL Credit Agreement, collectively, the “ABL Borrowers”), the ABL Credit Agreement Lenders and the ABL Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Original ABL Credit Agreement”), the ABL Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B.                 Pursuant to certain guaranty agreements and security agreements dated as of April 13, 2006 (the “ABL Guaranties”) by the ABL Guarantors (as hereinafter defined) in favor of the ABL Agent, the ABL Guarantors have agreed to guarantee the payment and performance of the ABL Borrowers’ obligations under the ABL Documents (as hereinafter defined).

C.                  As a condition to the effectiveness of the Original ABL Credit Agreement and to secure the obligations of the ABL Borrowers and the ABL Guarantors (the ABL Borrowers, the ABL Guarantors and each other direct or indirect subsidiary or parent of the ABL Borrowers or any of their affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Credit Parties”) under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Lenders, including the ABL Bank Products Affiliates and ABL Hedging Affiliates) Liens on the Collateral.

D.                  Pursuant to that certain Credit Agreement dated as of February 24, 2011, by and among the Lead Borrower (the “First Lien Term Borrower”), the First Lien Term Lenders and the First Lien Term Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Original First Lien Term Credit Agreement”), the First Lien Term Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the First Lien Term Borrower.

E.                   Pursuant to certain guaranty agreements and security agreements dated as of February 24, 2011 (the “First Lien Term Guaranties”) by the First Lien Term Guarantors (as hereinafter defined) in favor of the First Lien Term Agent, the First Lien Term Guarantors have agreed to guarantee the payment and performance of the First Lien Term Borrower’s obligations under the First Lien Term Documents (as hereinafter defined).

F.                   As a condition to the effectiveness of the Original First Lien Term Credit Agreement and to secure the obligations of the First Lien Term Borrower and the First Lien Term Guarantors (the First Lien Term Borrower, the First Lien Term Guarantors and each other direct or indirect subsidiary or parent of the First Lien Term Borrower or any of its affiliates that is now or hereafter becomes a party to any First Lien Term Document, collectively, the “First Lien Term Credit Parties”) under and in connection with the First Lien Term Documents, the First Lien Term Credit Parties have granted to the First Lien Term Agent (for the benefit of the First Lien Term Lenders) Liens on the Collateral.

G.                  Pursuant to that certain Indenture, dated as of April 16, 2020, by and among the Lead Borrower, as Issuer (the “First Lien Notes Issuer”), the First Lien Notes Guarantors (as hereinafter defined), Wilmington Trust, in its capacity as trustee (together with its successors and assigns in such capacity, the “First Lien Notes Trustee”), and the First Lien Notes Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Original First Lien Notes Indenture”), the First Lien Notes Issuer has issued senior secured notes to the First Lien Notes Holders.

H.                 Pursuant to the First Lien Notes Documents (as hereinafter defined), the First Lien Notes Guarantors have provided guarantees and security for the First Lien Notes Obligations .

I.                    As a condition to the effectiveness of the Original First Lien Notes Indenture and to secure the obligations of the First Lien Notes Issuer and the First Lien Notes Guarantors (the First Lien Notes Issuer, the First Lien Notes Guarantors and each other direct or indirect subsidiary or parent of the First Lien Notes Issuer or any of its affiliates that is now or hereafter becomes a party to any First Lien Notes Documents, collectively, the “First Lien Notes Credit Parties”) under and in connection with the First Lien Notes Documents, the First Lien Notes Credit Parties have granted to the First Lien Notes Agent (for the benefit of the First Lien Notes Secured Parties) Liens on the Collateral.

J.                    Each of the ABL Agent (on behalf of the ABL Lenders), the First Lien Term Agent (on behalf of the First Lien Term Lenders), and the First Lien Notes Agent (on behalf of the First Lien Notes Holders) and, by their acknowledgment hereof, the ABL Credit Parties, the First Lien Term Credit Parties and the First Lien Notes Credit Parties, desire to (1) amend and restate in its entirety the Existing Intercreditor Agreement (as hereinafter defined) pursuant to this Agreement and (2) agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                  UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Fixtures, Instruments, Inventory, Investment Property, Letter-Of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2                  Other Definitions. Subject to Section 1.1 above, unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Original ABL Credit Agreement, the Original First Lien Term Credit Agreement, and the Original First Lien Notes Indenture, in each case as in effect on the date hereof. In addition, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents.

“ABL Borrowers” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Collateral Documents” shall mean all “Security Documents” as defined in the Original ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“ABL Credit Agreement” shall mean the Original ABL Credit Agreement and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“ABL Credit Agreement Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guaranties, the ABL Collateral Documents, any Bank Product Agreements between any ABL Credit Party and any ABL Bank Products Affiliate, any Hedge Agreements between any ABL Credit Party and any ABL Lender, those other ancillary agreements as to which the ABL Agent or any ABL Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“ABL Guaranties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Guarantors” shall mean the collective reference to BCF Holdings and its Subsidiaries, other than the ABL Borrowers and any Foreign Subsidiary, and any other Person who becomes a guarantor under any of the ABL Guaranties.

“ABL Hedging Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that has entered into a Hedge Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents by an ABL Credit Party.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all ABL Bank Product Affiliates and ABL Hedging Affiliates and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Obligations” shall mean all obligations of every nature of each ABL Credit Party from time to time owed to the ABL Agent, the ABL Lenders or any of them, under any ABL Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms thereof.

“ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1)       all Accounts;

(2)       all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);

(3)       (x) all Deposit Accounts and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein and (y) Securities, Security Entitlements and Securities Accounts, in each case, solely to the extent constituting cash or Cash Equivalents or representing a claim to Cash Equivalents and all cash, checks and other property held therein or credited thereto, but in any event and regardless of the foregoing clauses, excluding, in each case, the Asset Sales Proceeds Account;

(4)       all Inventory;

(5)       to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4), all Documents, General Intangibles (other than any Intellectual Property), Instruments (including Promissory Notes) and commercial tort claims, provided that to the extent any of the foregoing also relates to Term Loan/Notes Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral.

(6)      to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (5), all Supporting Obligations and Letter of Credit Rights; provided that to the extent any of the foregoing also relates to Term Loan/Notes Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(7)       all books and Records relating to the items referred to in the preceding clauses (1) through (6) (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6)); and

(8)       all collateral security and guarantees with respect to any of the foregoing and all cash, Money, insurance proceeds, instruments, securities, financial assets and deposit accounts received as proceeds of any of the foregoing (such proceeds, “ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall mean, collectively, the ABL Agent and the ABL Lenders.

“Account(s)” means “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card. The term “Account” does not include (a) rights to payment evidenced by chattel paper or an instrument, (b) commercial tort claims, (c) deposit accounts, (d) investment property, or (e) letter-of-credit rights or letters of credit. For the avoidance of doubt, for purposes of this Agreement, “Account” shall also include payment intangibles consisting of credit card receivables due and owing to the Credit Parties from any credit or debit card issuer or processor.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Asset Sales Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts, in each case with a Term Loan/Notes Agent, holding only the proceeds of any sale or disposition of any Term Loan/Notes Priority Collateral and the proceeds or investment thereof.

“Bank of America” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning provided in the ABL Credit Agreement as in effect on the date hereof.

“BCF Holdings” means Burlington Coat Factory Holdings, Inc.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide Bank Products and Cash Management Services.

“Borrower” shall mean any of the ABL Borrowers, the First Lien Term Borrower, and the First Lien Notes Issuer.

“Capital Stock” shall mean, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.

“Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, Deposit Accounts, Instruments, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) or any state or state agency thereof, in each case maturing within one (1) year from the date of acquisition thereof, (b) investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at the date of acquisition, the highest or next highest credit rating obtainable from S&P or from Moody’s, (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one (1) year from the date of acquisition thereof which are issued or guaranteed by, or placed with, and demand deposit and money market deposit accounts issued or offered by, any Lender or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) master demand notes and fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer, and (e) shares of any money market or mutual fund that has substantially all of its assets invested in the types of investments referred to in clauses (a) through (d), above.

“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement as in effect on the date hereof.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent, the First Lien Term Agent, or the First Lien Notes Agent under any of the ABL Collateral Documents, the First Lien Term Collateral Documents, or the First Lien Notes Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power (a) to vote 50% or more of the securities having ordinary voting power for the election of directors (or any similar governing body) of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Controlling Term Loan/Notes Agent” means initially, the First Lien Term Agent until another Term Loan/Notes Agent becomes the Applicable Collateral Agent as such term is defined in the Term Loan/Notes Intercreditor Agreement as designated by such Applicable Collateral Agent in a notice to the ABL Agent pursuant to the terms of the Term Loan/Notes Intercreditor Agreement.

“Controlling Term Loan/Notes Secured Parties” shall mean the Term Loan/Notes Secured Parties represented by the Controlling Term Loan/Notes Agent.

“Controlling Term Loan/Notes Documents” shall mean the Term Loan/Notes Documents with respect to the Controlling Term Loan/Notes Secured Parties.

“Copyright Licenses” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Copyrights” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Credit Documents” shall mean the ABL Documents, the First Lien Term Documents, and the First Lien Notes Documents.

“Credit Parties” shall mean the ABL Credit Parties, the First Lien Term Credit Parties, and the First Lien Notes Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of the ABL Obligations that are outstanding and unpaid at the time all Indebtedness thereunder is paid in full including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery or provision of Money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 101.5% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Term Loan/Notes Obligations” shall mean (a) the payment in full in cash of the Term Loan/Notes Obligations that are outstanding and unpaid at the time all Indebtedness thereunder is paid in full and (b) the termination of all commitments to extend credit under the Term Loan/Notes Documents.

“Event of Default” shall mean an Event of Default under any ABL Credit Agreement, any First Lien Term Credit Agreement, or any First Lien Notes Indenture.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)       the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b)       the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)       the taking by any Secured Party of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)       the appointment on an application of a Secured Party of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)       the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means permissible under applicable law;

(f)       the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)       the exercise by any Secured Party of any voting rights relating to any Capital Stock included in the Collateral; and

(h)       the delivery of any claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral in connection with the collection of the ABL Obligations or Term Loan/Notes Obligations after the occurrence of an Event of Default (except, with respect to the ABL Lenders, such action shall not be deemed an Exercise of Secured Creditor Remedies if the ABL Lenders have not terminated their commitments to the ABL Borrowers under the ABL Credit Agreement and/or are continuing to make loans and advances to or for the benefit of the ABL Borrowers).

For the avoidance of doubt, exercising any right or remedy provided to an ABL Lender upon the occurrence of a Cash Dominion Event, reducing advance rates and sub-limits, imposing reserves, filing a proof of claim in bankruptcy court or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Existing Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of April 13, 2006, by and between the ABL Agent and the First Lien Term Agent, as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time immediately prior to the date hereof.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“First Lien Notes” shall mean the 6.250% Senior Secured Notes due 2025, and all other notes issued pursuant to any First Lien Notes Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Notes Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Collateral Agent” under any First Lien Notes Indenture.

“First Lien Notes Collateral Documents” shall mean all “Collateral Documents” as defined in the Original First Lien Notes Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any First Lien Notes Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Notes Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“First Lien Notes Documents” shall mean the First Lien Notes Indenture, the First Lien Notes, the First Lien Notes Collateral Documents, those other ancillary agreements as to which the First Lien Notes Agent, the First Lien Notes Trustee, or any First Lien Notes Holder is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any First Lien Notes Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Notes Agent or the First Lien Notes Trustee, in connection with any of the foregoing or any First Lien Notes Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Notes Guarantors” shall mean the collective reference to BCF Holdings and its Subsidiaries, other than the First Lien Notes Issuer and any Foreign Subsidiary, and any other Person who becomes a guarantor under any of the First Lien Notes Documents.

“First Lien Notes Holders” shall mean the “Holders” under and as defined in the Original First Lien Notes Indenture, and shall include all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” under any First Lien Notes Indenture.

“First Lien Notes Indenture” shall mean the Original First Lien Notes Indenture and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the First Lien Notes Obligations, whether by the same or any other agent, trustee, holder, or group of holders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“First Lien Notes Issuer” shall have the meaning assigned to that term in the introduction to this Agreement.

“First Lien Notes Obligations” shall mean all obligations of every nature of each First Lien Notes Credit Party from time to time owed to the First Lien Notes Agent, the First Lien Notes Trustee, the First Lien Notes Holders or any of them, under any First Lien Notes Documents, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such First Lien Notes Credit Party, would have accrued on any First Lien Notes Obligation, whether or not a claim is allowed against such First Lien Notes Credit Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the First Lien Notes Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms thereof.

“First Lien Notes Secured Parties” shall mean the First Lien Notes Agent, the First Lien Notes Trustee, and the First Lien Notes Holders.

“First Lien Notes Trustee” shall have the meaning assigned to that term in the recitals to this Agreement, and shall include any successor thereto as well as any Person designated as “Trustee” under any First Lien Notes Indenture.

“First Lien Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any First Lien Term Credit Agreement.

“First Lien Term Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.

“First Lien Term Collateral Documents” shall mean all “Security Documents” as defined in the Original First Lien Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any First Lien Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Term Credit Agreement” shall mean the Original First Lien Term Credit Agreement and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the First Lien Term Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“First Lien Term Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“First Lien Term Documents” shall mean the First Lien Term Credit Agreement, the First Lien Term Guaranties, the First Lien Term Collateral Documents, those other ancillary agreements as to which the First Lien Term Agent or any First Lien Term Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any First Lien Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Term Agent, in connection with any of the foregoing or any First Lien Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Term Guaranties” shall have the meaning assigned to that term in the recitals to this Agreement.

“First Lien Term Guarantors” shall mean the collective reference to BCF Holdings and its Subsidiaries, other than the First Lien Term Borrower and any Foreign Subsidiary, and any other Person who becomes a guarantor under any of the First Lien Term Guaranties.

“First Lien Term Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any First Lien Term Credit Agreement.

“First Lien Term Obligations” shall mean all obligations of every nature of each First Lien Term Credit Party from time to time owed to the First Lien Term Agent, the First Lien Term Lenders or any of them, under any First Lien Term Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such First Lien Term Credit Party, would have accrued on any First Lien Term Obligation, whether or not a claim is allowed against such First Lien Term Credit Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the First Lien Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms thereof.

“First Lien Term Secured Parties” shall mean the First Lien Term Agent and the First Lien Term Lenders.

“Foreign Subsidiary” shall have the meaning provided in the Original ABL Credit Agreement, the Original First Lien Term Credit Agreement, and the Original First Lien Notes Indenture as in effect on the date hereof.

“Future Term Loan/Notes Indebtedness” shall mean any Indebtedness of the First Lien Notes Issuer and/or the First Lien Notes Guarantors that is secured by a Lien in favor of the First Lien Notes Agent pursuant to the First Lien Notes Collateral Documents and that was permitted to be incurred and so secured under each applicable Term Loan/Notes Document; provided that (i) the trustee, agent or other authorized representative for the holders of such Indebtedness (other than in the case of Additional Notes (as defined in the First Lien Notes Indenture)) and the First Lien Notes Issuer and the First Lien Notes Guarantors shall execute a joinder to the Term Loan/Notes Intercreditor Agreement and (ii) the First Lien Notes Issuer shall designate such Indebtedness as “Additional Pari Passu Obligations” under the Term Loan/Notes Intercreditor Agreement.

“Future Term Loan/Notes Indebtedness Secured Parties” means holders of any Future Term Loan/Notes Obligations and any trustee, authorized representative or agent of such Future Term Loan/Notes Obligations.

“Future Term Loan/Notes Obligations” shall mean all obligations of every nature of each First Lien Notes Credit Party from time to time owed to the Future Term Loan/Notes Indebtedness Secured Parties or any of them, under any documents governing Future Term Loan/Notes Indebtedness, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such First Lien Notes Credit Party, would have accrued on any Future Term Loan/Notes Obligations, whether or not a claim is allowed against such First Lien Notes Credit Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the documents governing Future Term Loan/Notes Indebtedness, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms thereof (other than, in each case, obligations with respect to Additional Notes (as defined in the First Lien Notes Indenture) which shall constitute First Lien Notes Obligations).

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code including, with respect to any Credit Party, all contracts, agreements and indentures in any form, and portions thereof, to which such Credit Party is a party or under which such Credit Party has any right, title or interest or to which such Credit Party or any property of such Credit Party is subject, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Guarantor” shall mean any of the ABL Guarantors, the First Lien Term Guarantors, or the First Lien Notes Guarantors.

“Indebtedness” shall have the meaning provided in the ABL Credit Agreement, the First Lien Term Credit Agreement, and the First Lien Notes Indenture as in effect on the date hereof.

“Initial Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“JPMorgan” shall have the meaning assigned to that term in the introduction to this Agreement.

“Lead Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any Financing Lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” shall mean with respect to any Lien of the ABL Agent, the ABL Lenders, the First Lien Term Agent, the First Lien Term Lenders, the First Lien Notes Agent, the First Lien Notes Secured Parties, or the Future Term Loan/Notes Indebtedness Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Original ABL Credit Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Original First Lien Notes Indenture” shall have the meaning assigned to that term in the introduction to this Agreement.

“Original First Lien Term Credit Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Party” shall mean the ABL Agent, the First Lien Term Agent, or the First Lien Notes Agent, and “Parties” shall mean, collectively, the ABL Agent, the First Lien Term Agent, and the First Lien Notes Agent.

“Patent License” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Patents” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Asset Sales Proceeds Account), Securities Accounts and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Loan/Notes Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Secured Parties” shall mean the ABL Secured Parties and the Term Loan/Notes Secured Parties.

“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which Capital Stock representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Term Loan/Notes Agents” shall mean, collectively, the First Lien Term Agent and the First Lien Notes Agent.

“Term Loan/Notes Collateral Documents” shall mean, collectively, the First Lien Term Collateral Documents and the First Lien Notes Collateral Documents.

“Term Loan/Notes Credit Parties” shall mean, collectively, the First Lien Term Credit Parties and the First Lien Notes Credit Parties.

“Term Loan/Notes Documents” shall mean, collectively, the First Lien Term Documents, the First Lien Notes Documents, and all other documents governing Term Loan/Notes Obligations.

“Term Loan/Notes Guarantors” shall mean, collectively, the First Lien Term Guarantors and the First Lien Notes Guarantors.

“Term Loan/Notes Intercreditor Agreement” shall mean that certain Pari Passu Intercreditor Agreement, dated as of April 16, 2020, by and between the First Lien Term Agent, the First Lien Notes Agent, the First Lien Notes Trustee, and the applicable Term Loan/Notes Credit Parties.

“Term Loan/Notes Obligations” shall mean, collectively, (a) the First Lien Term Obligations, (b) the First Lien Notes Obligations, and (c) all Future Term Loan/Notes Obligations.

“Term Loan/Notes Priority Collateral” shall mean:

(1)       all Equipment, Fixtures, Real Estate, Intellectual Property and Investment Property (other than Cash Equivalents not credited to or deposited in the Asset Sales Proceeds Account),

(2)       except to the extent relating to, evidencing or governing ABL Priority Collateral, all Instruments, Documents, General Intangibles and commercial tort claims,

(3)       all other Collateral, other than the ABL Priority Collateral, and

(4)       all collateral security and guarantees with respect to the foregoing and all cash, Money, insurance proceeds, instruments, securities, financial assets and deposit accounts received as proceeds of any Collateral, other than the ABL Priority Collateral (such proceeds, “Term Loan/Notes Priority Proceeds”); provided, however, no proceeds of Term Loan/Notes Priority Proceeds will constitute Term Loan/Notes Priority Collateral unless such proceeds of Term Loan/Notes Priority Proceeds would otherwise constitute Term Loan/Notes Priority Collateral or are credited to the Asset Sales Proceeds Account.

“Term Loan/Notes Recovery” shall have the meaning set forth in Section 5.3(b).

“Term Loan/Notes Secured Parties” shall mean, collectively, (a) the First Lien Term Secured Parties, (b) the First Lien Notes Secured Parties, and (c) the Future Term Loan/Notes Indebtedness Secured Parties.

“Trademark License” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Trademarks” shall have the meaning assigned to such term in the Intellectual Property Security Agreement as in effect on the Closing Date.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3                  Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE 2
LIEN PRIORITY

Section 2.1                  Priority of Liens.

(a)                 Subject to the provisos in subclauses (b) and (c) of Section 4.1, notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Lenders in respect of all or any portion of the Collateral or of any Liens granted to the First Lien Term Agent or the First Lien Term Lenders or of any Liens granted to the First Lien Notes Agent or the First Lien Notes Secured Parties or any Future Term Loan/Notes Indebtedness Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or the First Lien Term Agent or the First Lien Notes Agent (or ABL Lenders or First Lien Term Lenders or First Lien Notes Secured Parties or the Future Term Loan/Notes Indebtedness Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents or the Term Loan/Notes Documents, (iv) whether the ABL Agent, the First Lien Term Agent or the First Lien Notes Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders or the First Lien Term Agent or the First Lien Term Lenders or the First Lien Notes Agent or the First Lien Notes Secured Parties or the Future Term Loan/Notes Indebtedness Secured Parties (or ABL Lenders or any Term Loan/Notes Secured Parties) securing any of the ABL Obligations or Term Loan/Notes Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Term Loan/Notes Obligations or the ABL Obligations, respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed, or (vi) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Lenders, the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself and the other First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, hereby agree that:

(1)               any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party or any Future Term Loan/Notes Indebtedness Secured Party that secures all or any portion of the Term Loan/Notes Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Lenders in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)                any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party in the ABL Priority Collateral to secure all or any portion of the Term Loan/Notes Obligations;

(3)               any Lien in respect of all or any portion of the Term Loan/Notes Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to any Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties in the Term Loan/Notes Priority Collateral to secure all or any portion of the Term Loan/Notes Obligations; and

(4)                any Lien in respect of all or any portion of the Term Loan/Notes Priority Collateral now or hereafter held by or on behalf of any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party that secures all or any portion of the Term Loan/Notes Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Lender in the Term Loan/Notes Priority Collateral to secure all or any portion of the ABL Obligations.

(b)                Notwithstanding any failure by any ABL Secured Party or Term Loan/Notes Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or the Term Loan/Notes Secured Parties but, for the avoidance of doubt, subject to the provisos in subclauses (b) and (c) of Section 4.1, the priority and rights as between the ABL Secured Parties and the Term Loan/Notes Secured Parties with respect to the Collateral shall be as set forth herein.

(c)                 The First Lien Term Agent, for and on behalf of itself and the First Lien Term Lenders, acknowledges and agrees that, concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Lenders, has been granted Liens upon all of the Collateral in which the First Lien Term Agent has been granted Liens and the First Lien Term Agent hereby consents thereto. The First Lien Notes Agent, for and on behalf of itself, the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, acknowledges and agrees that, concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Lenders, has been granted Liens upon all of the Collateral in which the First Lien Notes Agent has been granted Liens and the First Lien Notes Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Lenders, acknowledges and agrees that, concurrently herewith, the First Lien Term Agent, for the benefit of itself and the First Lien Term Lenders, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Lenders, acknowledges and agrees that, concurrently herewith, the First Lien Notes Agent, for the benefit of itself, the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto. The subordination of Liens by each Term Loan/Notes Agent and the ABL Agent in favor of one another as set forth herein shall not be deemed to subordinate any Term Loan/Notes Agent’s Liens or the ABL Agent’s Liens to the Liens of any other Person.

Section 2.2                  Waiver of Right to Contest Liens.

(a)                 Each of the First Lien Term Agent, for and on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, for and on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Lenders in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the First Lien Term Agent, for itself and on behalf of the First Lien Term Lenders, agrees that none of the First Lien Term Agent or the First Lien Term Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the First Lien Notes Agent, for itself and on behalf of the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that none of the First Lien Notes Agent, the First Lien Notes Secured Parties or the Future Term Loan/Notes Indebtedness Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the First Lien Term Agent, for itself and on behalf of the First Lien Term Lenders, hereby waives any and all rights it or the First Lien Term Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the First Lien Notes Agent, for itself and on behalf of the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, hereby waives any and all rights it, the First Lien Notes Secured Parties or the Future Term Loan/Notes Indebtedness Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit any Term Loan/Notes Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.

(b)               The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, or the Future Term Loan/Notes Indebtedness Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, agrees that none of the ABL Agent or the ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party under the applicable Term Loan/Notes Documents with respect to the Term Loan/Notes Priority Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, hereby waives any and all rights it or the ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party seeks to enforce its Liens in any Term Loan/Notes Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.

Section 2.3                  Remedies Standstill.

(a)                 Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, neither such Term Loan/Notes Agent nor any First Lien Term Lender or any First Lien Notes Secured Party or any Future Term Loan/Notes Indebtedness Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent, and will not take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Controlling Term Loan/Notes Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party may Exercise Any Secured Creditor Remedies under the applicable Term Loan/Notes Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Term Loan/Notes Agent is at all times subject to the provisions of this Agreement and the Term Loan/Notes Intercreditor Agreement, including Section 4.1 hereof.

(b)                The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, until the date upon which the Discharge of Term Loan/Notes Obligations shall have occurred, neither the ABL Agent nor any ABL Lender will Exercise Any Secured Creditor Remedies with respect to the Term Loan/Notes Priority Collateral without the written consent of the Controlling Term Loan/Notes Agent, and will not take, receive or accept any Proceeds of the Term Loan/Notes Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Loan/Notes Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Controlling Term Loan/Notes Agent. From and after the date upon which the Discharge of Term Loan/Notes Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Controlling Term Loan/Notes Agent), the ABL Agent or any ABL Lender may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan/Notes Priority Collateral (other than with respect to any real property a mortgage over which has been granted pursuant to the terms of the Term Loan/Notes Documents and has not been granted pursuant to the terms of the ABL Documents); provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(c)                 Notwithstanding any other provision of this agreement, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Lender from objecting to any proposed retention of collateral by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party in full or partial satisfaction of any Term Loan/Notes Obligations or (ii) any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party from objecting to any proposed retention of collateral by the ABL Agent or any ABL Lender in full or partial satisfaction of any ABL Obligations.

Section 2.4                  Exercise of Rights.

(a)                 No Other Restrictions. Except as expressly set forth in this Agreement, each of the First Lien Term Agent, each First Lien Term Lender, the First Lien Notes Agent, each First Lien Notes Secured Party, each Future Term Loan/Notes Indebtedness Secured Party, the ABL Agent and each ABL Lender shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 and 4.1 hereof. None of any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, any Future Term Loan/Notes Indebtedness Secured Party, the ABL Agent or any ABL Lender waives any claim it may have on grounds of commercial reasonableness. The ABL Agent may enforce the provisions of the ABL Documents, the First Lien Term Agent may enforce the provisions of the applicable Term Loan/Notes Documents, the First Lien Notes Agent may enforce the provisions of the applicable Term Loan/Notes Documents, and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the ABL Agent and each Term Loan/Notes Agent agrees to provide to the other copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided further, however, that the ABL Agent’s failure to provide any such copies to any Term Loan/Notes Agent shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and any Term Loan/Notes Agent’s failure to provide any such copies to the ABL Agent shall not impair any of such Term Loan/Notes Agent’s rights hereunder or under any of the applicable Term Loan/Notes Documents. Each of the First Lien Term Agent, each First Lien Term Lender, each First Lien Notes Agent, each First Lien Notes Secured Party, each Future Term Loan/Notes Indebtedness Secured Party, the ABL Agent and each ABL Lender agrees that (i) it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the First Lien Term Agent, each First Lien Term Lender, the First Lien Notes Agent, each First Lien Notes Secured Party, and each Future Term Loan/Notes Indebtedness Secured Party against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either any Term Loan/Notes Agent or any other Term Loan/Notes Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken and (ii) it will not be a petitioning creditor or otherwise assist in the filing of any involuntary Insolvency Proceeding.

(b)                Release of Liens. (i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Agent (other than in connection with a refinancing as described in Section 5.2(c)), (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the ABL Documents or shall have been approved by the requisite ABL Lenders or (C) the release of the ABL Secured Parties’ Lien on all or any portion of the ABL Priority Collateral (other than in connection with a sale, transfer or other disposition as described in clauses (A) and (B) above), so long as such release is then permitted by the ABL Documents or shall have been approved by the requisite ABL Lenders, in the case of clause (C) only to the extent prior to the date upon which the Discharge of ABL Obligations shall have occurred and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees such sale, transfer, other disposition or release will be free and clear of the Liens on such ABL Priority Collateral securing the Term Loan/Notes Obligations, and each Term Loan/Notes Agent’s and the Term Loan/Notes Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each Term Loan/Notes Agent agrees, at the Credit Parties’ expense, that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. Each Term Loan/Notes Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Term Loan/Notes Agent and in the name of such Term Loan/Notes Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). All proceeds realized from any such sale or disposition shall be applied to the ABL Obligations or the Term Loan/Notes Obligations in accordance with the terms of this Agreement.

(ii)       In the event of (A) any private or public sale of all or any portion of the Term Loan/Notes Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Controlling Term Loan/Notes Agent (other than in connection with a refinancing as described in Section 5.2(c)), (B) any sale, transfer or other disposition of all or any portion of the Term Loan/Notes Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the Controlling Term Loan/Notes Documents or shall have been approved by the requisite Controlling Term Loan/Notes Secured Parties, or (C) the release of the Term Loan/Notes Secured Parties’ Lien on all or any portion of the Term Loan/Notes Priority Collateral (other than in connection with a sale, transfer or other disposition as described in clauses (A) and (B) above), so long as such release is then permitted by the Term Loan/Notes Documents or shall have been approved by the requisite Controlling Term Loan/Notes Secured Parties in the case of clause (C) only to the extent prior to the date upon which the Discharge of Term Loan/Notes Obligations shall have occurred and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), the ABL Agent agrees, on behalf of itself and the ABL Lenders, that such sale, transfer, other disposition or release will be free and clear of the Liens on such Term Loan/Notes Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, the ABL Agent agrees, at the Credit Parties’ expense, that it will promptly execute any and all Lien releases or other documents reasonably requested by the Controlling Term Loan/Notes Agent in connection therewith. The ABL Agent hereby appoints the Controlling Term Loan/Notes Agent and any officer or duly authorized person of the Controlling Term Loan/Notes Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Controlling Term Loan/Notes Agent’s own name, from time to time, in the Controlling Term Loan/Notes Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). All proceeds realized from any such sale or disposition shall be applied to the ABL Obligations or the Term Loan/Notes Obligations in accordance with the terms of this Agreement.

Section 2.5                  No New Liens.

(a)                 Subject to Section 2.5(c), until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that no Term Loan/Notes Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Term Loan/Notes Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. Subject to Section 2.5(c), if any Term Loan/Notes Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Term Loan/Notes Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the applicable Term Loan/Notes Agent (or the relevant Term Loan/Notes Secured Party) shall, without the need for any further consent of any other Term Loan/Notes Secured Party, the First Lien Term Borrower, the First Lien Notes Issuer, any First Lien Term Guarantor, or any First Lien Notes Guarantor, and notwithstanding anything to the contrary in any other Term Loan/Notes Document, be deemed to also hold and have held such Lien as bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.

(b)                Until the date upon which the Discharge of Term Loan/Notes Obligations shall have occurred, the parties hereto agree that no ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Term Loan/Notes Agent under the Term Loan/Notes Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Term Loan/Notes Agent under the Term Loan/Notes Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party, any ABL Borrower or any ABL Guarantor and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien as bailee for the benefit of each Term Loan/Notes Agent as security for the Term Loan/Notes Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Controlling Term Loan/Notes Agent in writing of the existence of such Lien.

(c)                 Notwithstanding anything in this Agreement to the contrary, the provisions of clauses (a) and (b) of this Section 2.5 shall not apply to any real property a mortgage over which has been granted pursuant to the terms of the Term Loan/Notes Documents and has not been granted pursuant to the terms of the ABL Documents.

Section 2.6                  Waiver of Marshalling

(a)                 Until the Discharge of the ABL Obligations, each Term Loan/Notes Agent, on behalf of itself and the applicable Term Loan/Notes Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b)              Until the Discharge of the Term Loan/Notes Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan/Notes Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1                  Certain Actions Permitted. Each Term Loan/Notes Agent and the ABL Agent may make such demands or file such claims in respect of the Term Loan/Notes Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

Section 3.2                  Agent for Perfection. The ABL Agent, for and on behalf of itself and each ABL Lender, the First Lien Term Agent, for and on behalf of itself and each First Lien Term Lender, and the First Lien Notes Agent, for and on behalf of itself, each First Lien Notes Secured Party and each Future Term Loan/Notes Indebtedness Secured Party, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Lenders, the First Lien Term Agent, the First Lien Term Lenders, the First Lien Notes Agent, the First Lien Notes Secured Parties or the Future Term Loan/Notes Indebtedness Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and each Term Loan/Notes Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other Party for purposes of perfecting the Lien held by the First Lien Term Agent, the First Lien Notes Agent, or the ABL Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for any Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, the Future Term Loan/Notes Indebtedness Secured Parties, or any other Person. No Term Loan/Notes Agent is or shall be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Lenders, or any other Person. In the event that (a) any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (b) the ABL Agent or any ABL Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then such Term Loan/Notes Agent, such First Lien Term Lender, such First Lien Notes Secured Party, such Future Term Loan/Notes Indebtedness Secured Party, the ABL Agent, or such ABL Lender, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of clause (a), the ABL Agent, or (ii) in the case of clause (b), the Controlling Term Loan/Notes Agent, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement.

Section 3.3                  Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and Records of any Term Loan/Notes Credit Party which contain information identifying or pertaining to the Term Loan/Notes Priority Collateral, the ABL Agent shall, upon request from any Term Loan/Notes Agent and as promptly as practicable thereafter, either make available to the Term Loan/Notes Agents such books and Records for inspection and duplication or provide to the Term Loan/Notes Agents copies thereof. In the event that any Term Loan/Notes Agent shall, in the exercise of its rights under the applicable Term Loan/Notes Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, such Term Loan/Notes Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4                  Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. Each of the ABL Agent, the First Lien Term Agent, and the First Lien Notes Agent shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Collateral. The ABL Agent shall have the sole and exclusive right, as against each Term Loan/Notes Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Controlling Term Loan/Notes Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Loan/Notes Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Agent or the applicable Term Loan/Notes Agent, as the case may be, and each of the First Lien Term Agent, the First Lien Notes Agent, and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5                  No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party or Term Loan/Notes Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Term Loan/Notes Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Term Loan/Notes Secured Party.

Section 3.6                  Inspection Rights and Insurance.

(a)                 Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, the ABL Agent, the ABL Secured Parties and any representatives designated by the ABL Agent may, at any time and whether or not any Term Loan/Notes Agent or any other Term Loan/Notes Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), (i) during normal business hours on any business day, access ABL Priority Collateral that (A) is stored or located in or on, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Term Loan/Notes Priority Collateral and (ii) in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Any Secured Creditor Remedies by the ABL Agent or any representatives designated by the ABL Agent (including any ABL Borrower or ABL Guarantor) acting with the consent or on behalf of the ABL Agent), use the Term Loan/Notes Priority Collateral (including without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Estate) (A) in the case of Term Loan/Notes Priority Collateral other than Intellectual Property, until the date that is 120 days after the commencement of such liquidation of the ABL Priority Collateral or Exercise of Any Secured Creditor Remedies, as the case may be, and (B) in the case of Intellectual Property until the liquidation of such ABL Collateral is completed, non-exclusively, royalty free and without other costs, expenses or charges, in the case of each of (i) and (ii), (x) for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving, taking possession of, moving, preparing and advertising for sale, selling, liquidating (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business, which sale may include augmented inventory of the same type sole in the ABL Borrowers’ and ABL Guarantors’ business), storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Priority Collateral (collectively, “ABL Permitted Access Purposes”) and (y) without notice to, the involvement of or interference by any Term Loan/Notes Secured Party or liability to any Term Loan/Notes Secured Party. In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Priority Collateral, no Term Loan/Notes Agent may sell, assign or otherwise transfer the related Term Loan/Notes Priority Collateral prior to the expiration of the 120-day period commencing on the date such ABL Secured Party begins to Exercise Any Secured Creditor Remedies, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.6. If any stay or other order that prohibits the ABL Agent and other ABL Secured Parties from commencing and continuing to Exercise Any Secured Creditor Remedies with respect to ABL Priority Collateral has been entered by a court of competent jurisdiction, such 120-day period shall be tolled during the pendency of any such stay or other order. The ABL Agent and the ABL Secured parties shall not be obligated to pay any amounts to any Term Loan/Notes Agent or the Term Loan/Notes Secured Parties (or any Person claiming by, through or under the Term Loan/Notes Secured Parties, including any purchaser of the Term Loan/Notes Priority Collateral) or to the ABL Borrowers and ABL Guarantors, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Term Loan/Notes Priority Collateral in accordance with this Section and none of the ABL Agent or the ABL Secured Parties shall be obligated to secure, protect, insure or repair any such Term Loan/Notes Priority Collateral (other than for damages caused by the ABL Agent, the ABL Secured Parties or other respective employees, agents and representatives).

(b)               The Term Loan/Notes Agents and the other Term Loan/Notes Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the ABL Permitted Access Right.

(c)                 Subject to the terms hereof, any Term Loan/Notes Agent may advertise and conduct public auctions or private sales of the Term Loan/Notes Priority Collateral without notice (except as required herein or by applicable law) to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1                  Application of Proceeds.

(a)                 Revolving Nature of ABL Obligations. Each of the First Lien Term Agent, for and on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, for and on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, expressly acknowledges and agrees that (i) any ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Loan/Notes Secured Parties and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies (other than, prior to the acceleration of any of the Term Loan/Notes Obligations, the exercise of its rights in accordance with Section 7.02 of the Original ABL Credit Agreement or any similar provision of any other ABL Credit Agreement), all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Loan/Notes Obligations, or any portion thereof.

(b)                Application of Proceeds of ABL Priority Collateral. The ABL Agent, the First Lien Term Agent, and the First Lien Notes Agent hereby agree that all ABL Priority Collateral, and all ABL Priority Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, subject to the terms of the Term Loan/Notes Intercreditor Agreement, to the payment, on a pro rata basis, of the Term Loan/Notes Obligations, and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

provided that in the event any Term Loan/Notes Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any ABL Priority Collateral and the Lien granted in favor of the ABL Agent or the ABL Lenders in respect of such ABL Priority Collateral has been voided, avoided or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, then such Proceeds received by such Term Loan/Notes Agent with respect to the ABL Priority Collateral shall be applied to the extent permitted by applicable law, subject to the terms of the Term Loan/Notes Intercreditor Agreement, to the payment, on a pro rata basis, of the Term Loan/Notes Obligations in accordance with the Term Loan/Notes Documents until the Discharge of the Term Loan/Notes Obligations shall have occurred.

(c)                 Application of Proceeds of Term Loan/Notes Priority Collateral. The ABL Agent, the First Lien Term Agent, and the First Lien Notes Agent hereby agree that all Term Loan/Notes Priority Collateral, and all Term Loan/Notes Priority Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to Term Loan/Notes Priority Collateral shall be applied, first, subject to the terms of the Term Loan/Notes Intercreditor Agreement, to the payment of costs and expenses of the Term Loan/Notes Agents in connection with such Exercise of Secured Creditor Remedies, second, subject to the terms of the Term Loan/Notes Intercreditor Agreement, to the payment, on a pro rata basis, of the Term Loan/Notes Obligations in accordance with the Term Loan/Notes Documents until the Discharge of Term Loan/Notes Obligations shall have occurred, third, to the payment of the ABL Obligations; and

fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

provided that in the event the ABL Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any Term Loan/Notes Priority Collateral and the Lien granted in favor of each Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties in respect of such Term Loan/Notes Priority Collateral has been voided, avoided or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, then such Proceeds received by the ABL Agent with respect to the Term Loan/Notes Priority Collateral as a result of such defect shall be applied to the extent permitted by applicable law, to the payment, on a pro rata basis, of the ABL Obligations in accordance with the ABL Documents until the Discharge of the ABL Obligations shall have occurred.

(d)                Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to any Term Loan/Notes Agent or to any First Lien Term Lender or to any First Lien Notes Secured Party or to any Future Term Loan/Notes Indebtedness Secured Party, and no Term Loan/Notes Agent shall have any obligation or liability to the ABL Agent or any ABL Lender, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement so long as such exercise of remedies is conducted in a commercially reasonable manner, in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(e)                 Turnover of Cash Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall (at the ABL Borrowers’ expense) deliver to the Controlling Term Loan/Notes Agent or shall execute such documents as the Controlling Term Loan/Notes Agent may reasonably request to enable the Controlling Term Loan/Notes Agent to have control over any Cash Collateral or Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Term Loan/Notes Obligations, the Term Loan/Notes Agents shall (at the First Lien Term Borrower’s or the First Lien Notes Issuer’s, as the case may be, expense) deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request to enable the ABL Agent to have control over any Cash Collateral or Control Collateral still in any Term Loan/Notes Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2                  Specific Performance. Each of the ABL Agent, the First Lien Term Agent and the First Lien Notes Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Lenders, the First Lien Term Agent, for and on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, for and on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1                  Notice of Acceptance and Other Waivers.

(a)                 All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Lender of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Term Loan/Notes Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Lenders, hereby waives notice of acceptance, or proof of reliance, by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Loan/Notes Obligations.

(b)               None of the ABL Agent, any ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Lender honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any First Lien Term Credit Agreement, any First Lien Notes Indenture, or any other Term Loan/Notes Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Lender otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Lender shall have any liability whatsoever to any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Term Loan/Notes Agent or any of the First Lien Term Lenders or any of the First Lien Notes Secured Parties or any of the Future Term Loan/Notes Indebtedness Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that neither the ABL Agent nor any ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)                 None of the First Lien Term Agent, the First Lien Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, any Future Term Loan/Notes Indebtedness Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any First Lien Term Credit Agreement, any First Lien Notes Indenture, or any of the other Term Loan/Notes Documents, whether any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Loan/Notes Documents (subject to the express terms and conditions hereof), none of any Term Loan/Notes Agent or any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). Each Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Loan/Notes Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Lenders, agrees that none of the Term Loan/Notes Agents, the First Lien Term Lenders, the First Lien Notes Secured Parties, or the Future Term Loan/Notes Indebtedness Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Loan/Notes Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2                  Modifications to ABL Documents and Term Loan/Notes Documents.

(a)                 Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, hereby agrees that, without affecting the obligations of the Term Loan/Notes Agents, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, without limitation, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)            retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)           release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)                The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, each Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Loan/Notes Documents in any manner whatsoever, including, without limitation, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Term Loan/Notes Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Loan/Notes Obligations or any of the Term Loan/Notes Documents;

(ii)            retain or obtain a Lien on any Property of any Person to secure any of the Term Loan/Notes Obligations, and in connection therewith to enter into any additional Term Loan/Notes Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Loan/Notes Obligations;

(iv)           release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan/Notes Obligations; and

(vii)         otherwise manage and supervise the applicable Term Loan/Notes Obligations as the applicable Term Agent shall deem appropriate.

(c)                 The ABL Obligations and the Term Loan/Notes Obligations of any series may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any ABL Document or any Term Document) of the ABL Agent, the ABL Lenders, the First Lien Term Agent, the First Lien Term Lenders, First Lien Notes Agent, the First Lien Notes Secured Parties, or the Future Term Loan/Notes Indebtedness Secured Parties, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof, provided, however, that the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agent, the First Lien Term Agent, or the First Lien Notes Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agent, the First Lien Term Agent, or the First Lien Notes Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Term Loan/Notes Documents.

Section 5.3                  Reinstatement and Continuation of Agreement.

(a)                 If the ABL Agent or any ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, each Term Loan/Notes Agent, the ABL Lenders, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Loan/Notes Obligations. No priority or right of the ABL Agent or any ABL Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Lender may have.

(b)                If the First Lien Term Agent, any First Lien Term Lender, the First Lien Notes Agent, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Loan/Notes Obligations (a “Term Loan/Notes Recovery”), then the Term Loan/Notes Obligations shall be reinstated to the extent of such Term Loan/Notes Recovery. If this Agreement shall have been terminated prior to such Term Loan/Notes Recovery, this Agreement shall be reinstated in full force and effect in the event of such Term Loan/Notes Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the First Lien Term Agent, the First Lien Notes Agent, the ABL Lenders, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Loan/Notes Obligations. No priority or right of the First Lien Term Agent, any First Lien Term Lender, the First Lien Notes Agent, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Loan/Notes Documents, regardless of any knowledge thereof which the First Lien Term Agent, any First Lien Term Lender, the First Lien Notes Agent, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party may have.

ARTICLE 6
INSOLVENCY PROCEEDINGS

Section 6.1                  DIP Financing.

(a)                 If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Lenders shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the ABL Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be ABL Priority Collateral) (it being understood that the ABL Agent and the ABL Secured Parties shall not propose any DIP Financing with respect to the Term Loan/Notes Priority Collateral in competition with the Term Loan/Notes Agents and the Term Loan/Notes Secured Parties without the consent of the Controlling Term Loan/Notes Agent), then each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Term Loan/Notes Agent securing the Term Loan/Notes Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) each Term Loan/Notes Agent retains its Lien on the Collateral to secure the Term Loan/Notes Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan/Notes Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on Term Loan/Notes Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of each Term Loan/Notes Agent on the Term Loan/Notes Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral and (iii) if the ABL Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the Controlling Term Loan/Notes Agent also may seek to obtain an adequate protection Lien on such post-petition assets of the debtor to secure the Term Loan/Notes Obligations, provided that (x) such Liens in favor of the ABL Agent, the First Lien Term Agent, and the First Lien Notes Agent shall be subject to the provisions of Section 6.1(c) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent any Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(b)                If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of Term Loan/Notes Obligations, and any Term Loan/Notes Agent, the First Lien Term Lenders, the First Lien Notes Secured Parties, or the Future Term Loan/Notes Indebtedness Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Term Loan/Notes Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Term Loan/Notes Priority Collateral) (it being understood that the Term Loan/Notes Agents and the Term Loan/Notes Secured Parties shall not propose any DIP Financing with respect to the ABL Priority Collateral in competition with the ABL Agent and the ABL Secured Parties without the consent of the ABL Agent), then the ABL Agent, on behalf of itself and the ABL Lenders, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on ABL Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral, (ii) all Liens on Term Loan/Notes Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the Term Loan/Notes Agents, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties securing the Term Loan/Notes Obligations on Term Loan/Notes Priority Collateral and (iii) if any Term Loan/Notes Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the Term Loan/Notes Obligations, the ABL Agent also may seek to obtain an adequate protection Lien on such post-petition assets of the debtor to secure the ABL Obligations, provided that (x) such Liens in favor of the Term Loan/Notes Agents and the ABL Agent shall be subject to the provisions of Section 6.1(c) hereof and (y) the foregoing provisions of this Section 6.1(b) shall not prevent the ABL Agent and the ABL Lenders from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(c)                 All Liens granted to the ABL Agent or any Term Loan/Notes Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2             Relief From Stay. Until the Discharge of ABL Obligations has occurred, each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Term Loan/Notes Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Lenders, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Loan/Notes Priority Collateral without the Controlling Term Loan/Notes Agent’s express written consent. In addition, neither any Term Loan/Notes Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing 7 business days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Controlling Term Loan/Notes Agent to be modified or unless the ABL Agent or the Controlling Term Loan/Notes Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Term Loan/Notes Priority Collateral, as applicable, will decline speedily in value, or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or any Term Loan/Notes Agent’s ability to realize upon its Collateral.

Section 6.3             No Contest. Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (a) any request by the ABL Agent or any ABL Lender for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(b) above), or (b) any objection by the ABL Agent or any ABL Lender to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Lender that its interests in the Collateral (unless in contravention of Section 6.1(b) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement. The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, prior to the Discharge of Term Loan/Notes Obligations, none of them shall contest (or support any other Person contesting) (i) any request by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above), or (ii) any objection by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party to any motion, relief, action or proceeding based on a claim by any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to any Term Loan/Notes Agent as adequate protection of its interests are subject to this Agreement.

Section 6.4             Asset Sales. Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent agrees, on behalf of itself and the ABL Lenders, that it will not oppose any sale consented to by any Term Loan/Notes Agent of any Term Loan/Notes Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both ABL Priority Collateral and Term Loan/Notes Priority Collateral and the Parties are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Loan/Notes Priority Collateral, either Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

Section 6.5             Separate Grants of Security and Separate Classification. Each First Lien Term Lender, the First Lien Term Agent, each First Lien Notes Secured Party, each Future Term Loan/Notes Indebtedness Secured Party, the First Lien Notes Agent, each ABL Lender and the ABL Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Term Security Documents constitute two or more separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Term Loan/Notes Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Loan/Notes Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Loan/Notes Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Loan/Notes Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Loan/Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Term Loan/Notes Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Loan/Notes Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6             Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7             ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Loan/Notes Agents and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)             any lack of validity or enforceability of any ABL Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)           any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv)           any other circumstances that otherwise might constitute a defense (other than payment in full of the ABL Obligations) available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Term Loan/Notes Agents or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8             Term Loan/Notes Obligations Unconditional. All rights of each Term Loan/Notes Agent hereunder, all agreements and obligations of the ABL Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)             any lack of validity or enforceability of any Term Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Loan/Notes Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Document;

(iii)           any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Term Loan/Notes Obligations or any guarantee or guaranty thereof; or

(iv)           any other circumstances that otherwise might constitute a defense (other than payment in full of the Term Loan/Notes Obligations) available to, or a discharge of, any Credit Party in respect of the Term Loan/Notes Obligations, or of any of the ABL Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9             Adequate Protection. Except to the extent expressly provided in Sections 6.1 and 6.3, nothing in this Agreement shall limit the rights of the ABL Agent and the ABL Lenders, on the one hand, and the Term Loan/Notes Agents, the First Lien Term Lenders, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, on the other hand, from seeking or requesting adequate protection with respect to their respective interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that (a) in the event that the ABL Agent, on behalf of itself or any of the ABL Lenders, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute Term Loan/Notes Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Lenders, agrees that each Term Loan/Notes Agent shall have the right to seek or request a senior Lien on such collateral as security for the Term Loan/Notes Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to the Lien on such collateral securing the Term Loan/Notes Obligations and (b) in the event that either the First Lien Term Agent, on behalf of itself or any of the First Lien Term Lenders, or the First Lien Notes Agent, on behalf of itself, any of the First Lien Notes Secured Parties, or any of the Future Term Loan/Notes Indebtedness Secured Parties, seeks or requests adequate protection in respect of the Term Loan/Notes Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then each of the First Lien Term Agent, on behalf of itself and each of the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, each of the First Lien Notes Secured Parties, and each of the Future Term Loan/Notes Indebtedness Secured Parties, agrees that the ABL Agent shall have the right to seek or request a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Term Loan/Notes Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations.

ARTICLE 7
MISCELLANEOUS

Section 7.1                  Rights of Subrogation. Each of the First Lien Term Agent, on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, agrees that no payment to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the First Lien Term Agent, the First Lien Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by the Credit Parties or such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment to any Term Loan/Notes Agent, any First Lien Term Lender, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of Term Loan/Notes Obligations shall have occurred. Following the Discharge of Term Loan/Notes Obligations, each Term Loan/Notes Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Loan/Notes Obligations resulting from payments to any Term Loan/Notes Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by any Term Loan/Notes Agent are paid by the Credit Parties or such Person upon request for payment thereof.

Section 7.2                  Further Assurances. The Parties will, at the cost and expense of the Credit Parties, and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agent or any Term Loan/Notes Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3                  Representations. The First Lien Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the First Lien Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the First Lien Term Agent and the First Lien Term Lenders, and that this Agreement shall be a binding obligation of the First Lien Term Agent and the First Lien Term Lenders, enforceable against the First Lien Term Agent and the First Lien Term Lenders in accordance with its terms. The First Lien Notes Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the First Lien Notes Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the First Lien Notes Agent, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties that this Agreement shall be a binding obligation of the First Lien Notes Agent, enforceable against the First Lien Notes Agent, and that the terms of the First Lien Notes Indenture authorize the First Lien Notes Agent to execute and deliver this Agreement and bind the First Lien Notes Secured Parties and the Future Term Loan/Notes Indebtedness Secured Parties to the terms hereof. The ABL Agent represents and warrants to each Term Loan/Notes Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Lenders and that this Agreement shall be a binding obligation of the ABL Agent and the ABL Lenders, enforceable against the ABL Agent and the ABL Lenders in accordance with its terms.

Section 7.4                  Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by each Term Loan/Notes Agent and the ABL Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.5                  Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Bank of America, N.A. 100 Federal Street, 9th Floor Boston, MA 02110 Attention: Roger Malouf E-mail: roger.malouf@baml.com Facsimile No.: (617) 341-7701

First Lien Term Agent:	JPMorgan Chase Bank, N.A. 10 S. Dearborn Street, 7th Floor Chicago, IL 60603 Attention: Cheryl Lyons E-mail: jpm.agency.servicing.1@jpmorgan.com Facsimile No.: (888) 303-9732

With a copy to:

JPMorgan Chase Bank, N.A. 277 Park Avenue, 22nd Floor New York, NY 10172 Attention: Kennedy A. Capin E-mail: kennedy.a.capin@jpmorgan.com Facsimile No.: (646) 534-2273

First Lien Notes Agent:	Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Burlington Coat Factory Warehouse Notes Administrator
E-mail: bsomrock@wilmingtontrust.com
Facsimile No.: (612) 217-5651

Section 7.6                  No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7                  Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations and the Discharge of Term Loan/Notes Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Lender, the First Lien Term Agent, any First Lien Term Lender, the First Lien Notes Agent, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Term Loan/Notes Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor (except as provided in the ABL Credit Agreement, any First Lien Term Credit Agreement, or the First Lien Notes Indenture) and any Subsidiary of any Borrower or any Guarantor), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, any ABL Lender, the First Lien Term Agent, any First Lien Term Lender, the First Lien Notes Agent, any First Lien Notes Secured Party, or any Future Term Loan/Notes Indebtedness Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties and the Term Loan/Notes Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8                  Governing Law: Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9                  Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic methods shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.10              No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, ABL Lenders, First Lien Term Agent, First Lien Term Lenders, First Lien Notes Agent, First Lien Notes Secured Parties, and Future Term Loan/Notes Indebtedness Secured Parties. No other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11              Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12              Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.13              Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought and whether incurred before or after judgment.

Section 7.14              VENUE; JURY TRIAL WAIVER.

(a)                 EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY TERM LOAN/NOTES SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY ABL DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)                 EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15              Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the Original ABL Credit Agreement, the Original First Lien Term Credit Agreement, and the Original First Lien Notes Indenture. Nothing in this Agreement shall be deemed to subordinate the obligations due (i) to any ABL Secured Party to the obligations due to any Term Loan/Notes Secured Party or (ii) to any Term Loan/Notes Secured Party to the obligations due to any ABL Secured Party, in each case whether before or after the occurrence of an Insolvency Proceeding, it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16              No Warranties or Liability. The First Lien Term Agent, the First Lien Notes Agent, and the ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Term Document. Except as otherwise provided in this Agreement, the First Lien Term Agent, the First Lien Notes Agent, and the ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17              Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Loan/Notes Document, the provisions of this Agreement shall govern.

Section 7.18              Information Concerning Financial Condition of the Credit Parties. The First Lien Term Agent, the First Lien Notes Agent, and the ABL Agent hereby assume responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Loan/Notes Obligations; provided that nothing in this Section 7.18 shall impose any obligation on the First Lien Notes Agent to keep itself informed of the financial condition or the risk of nonpayment beyond that which may be required by the First Lien Notes Indenture. The First Lien Term Agent, the First Lien Notes Agent, and the ABL Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the First Lien Term Agent, the First Lien Notes Agent, or the ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) it makes no representation as to the accuracy or completeness of any such information and (c) the party receiving such information hereby agrees to hold harmless the other party from and against any and all losses, claims, damages, liabilities and expenses to which such receiving party may become subject arising out of or in connection with the use of such information.

Section 7.19              Amendment and Restatement. This Agreement amends and restates, replaces and supersedes in its entirety the Existing Intercreditor Agreement; provided that, except as expressly modified herein, all of the terms and provisions of the Existing Intercreditor Agreement shall continue to apply for the period prior to the date hereof.

Section 7.20              Agent Capacities. Except as expressly set forth herein, the ABL Agent, the First Lien Term Agent and the First Lien Notes Agent shall not have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable ABL Documents, First Lien Term Documents or First Lien Notes Documents, as the case may be. It is understood and agreed that (i) Bank of America is entering into this Agreement in its capacity as administrative agent and collateral agent under the Original ABL Credit Agreement, and the provisions of the Original ABL Credit Agreement applicable to Bank of America as administrative agent and collateral agent thereunder (including its rights, privileges, immunities and indemnities) shall also apply to Bank of America as the ABL Agent hereunder, (ii) JPMorgan is entering into this Agreement in its capacity as administrative agent and collateral agent under the Original First Lien Credit Agreement and the provisions of the Original First Lien Credit Agreement applicable to JPMorgan as administrative agent and collateral agent thereunder (including its rights, privileges, immunities and indemnities) shall also apply to JPMorgan as First Lien Term Agent hereunder and (iii) Wilmington Trust is entering into this Agreement in its capacity as collateral agent under the Original First Lien Notes Indenture and the provisions of the Original First Lien Notes Indenture applicable to Wilmington Trust as collateral agent thereunder (including its rights, privileges, immunities and indemnities) shall also apply to Wilmington Trust as First Lien Notes Agent hereunder.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, the First Lien Term Agent, for and on behalf of itself and the First Lien Term Lenders, and the First Lien Notes Agent, for and on behalf of itself, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By:	/s/ Roger Malouf
Name: Roger Malouf
Title: Senior Vice President

[Burlington Coat Factory – Signature Page to Amended and Restated Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A., in its capacity as the First Lien Term Agent

By:	/s/ James A. Knight
Name: James A. Knight
Title: Executive Director

[Burlington Coat Factory – Signature Page to Amended and Restated Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the First Lien Notes Agent

By:	/s/ Barry D. Somrock
Name: Barry D. Somrock
Title: Vice President

[Burlington Coat Factory – Signature Page to Amended and Restated Intercreditor Agreement]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the First Lien Term Agent, the First Lien Term Lenders, the First Lien Notes Agent, the First Lien Notes Secured Parties, and the Future Term Loan/Notes Indebtedness Secured Parties, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and that the ABL Documents and Term Loan/Notes Documents remain in full force and effect as written.

BORROWER:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

	By:	/s/ David Glick
Name: David Glick
Title: Senior Vice President, Investor Relations and Treasurer

GUARANTORS:	THE ENTITIES LIST ON SCHEDULE I HERETO

	By:	/s/ David Glick
Name: David Glick
Title: Senior Vice President, Investor Relations and Treasurer

[Burlington Coat Factory – Signature Page to Amended and Restated Intercreditor Agreement]

SCHEDULE I TO CREDIT PARTY ACKNOWLEDGEMENT

1.	Burlington Coat Factory of Texas, L.P., a Delaware limited partnership

2.	Burlington Coat Factory of Kentucky, Inc., a Kentucky corporation

3.	BURLINGTON COAT FACTORY DIRECT CORPORATION, a New Jersey corporation

4.	BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC., a New Jersey corporation

5.	Burlington Coat Factory Warehouse of New Jersey, Inc., a New Jersey corporation

6.	BURLINGTON COAT FACTORY OF PUERTO RICO, LLC, a Puerto Rico limited liability company

7.	COHOES FASHIONS OF CRANSTON, INC., a Rhode Island corporation

8.	BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC, a Texas corporation

9.	Burlington Coat Factory of Pocono Crossing, LLC, a Virginia limited liability company

10.	Burlington Coat Factory Holdings, LLC, a Delaware limited liability company

11.	Burlington Coat Factory Investments Holdings, Inc., a Delaware corporation

12.	BURLINGTON COAT FACTORY OF TEXAS, INC., a Florida corporation

13.	BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC., a New Jersey corporation

14.	BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC., a New Jersey corporation

15.	BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP., a New Jersey corporation

16.	Scottchris, LLC, a Delaware limited liability company

17.	BCF Florence Urban Renewal, L.L.C., a New Jersey limited liability company

18.	BCF Florence Urban Renewal II, LLC, a New Jersey limited liability company

19.	Burlington Merchandising Corporation, a Delaware corporation